Item 1: Report to Shareholders

U.S. Treasury Money Fund	November 30, 2006

The views and opinions in this report were current as of November 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

The U.S. Treasury Funds produced good returns in the six-month period ended November 30, 2006. Treasury bill yields remained near five-year highs after the Federal Reserve, which lifted the federal funds target rate to 5.25% at the end of June, suspended its monetary tightening efforts. Long- and intermediate-term Treasury securities generated larger gains as bond prices increased and longer-term interest rates declined amid signs of moderating economic growth and inflation.

ECONOMY AND INTEREST RATES

Economic growth was strong in the first quarter of 2006 but has moderated significantly since that time. According to current estimates, the economy expanded at an annualized rate of 2.2% in the third quarter versus 2.6% in the second and 5.6% in the first. The slowdown reflected a cooler housing market, softer manufacturing activity, and some deceleration of consumer spending amid high energy costs and slower housing equity growth.

The overall rate of inflation has eased somewhat as oil and gas prices declined in recent months, but “core” inflation (excluding food and energy prices) has remained above the Fed’s stated comfort zone. The central bank has kept the fed funds target rate at 5.25% since mid-year—the highly anticipated “pause” in monetary tightening following 17 quarter-point rate increases over two years—based on the slowing of U.S. economic growth and perceptions that inflation will moderate over time. However, Fed officials believe that “some inflation risks remain” and have left open the possibility of additional rate increases.

As shown in the graph, Treasury bill yields were little changed in the last six months, reflecting the Fed’s steady stance on the fed funds target rate since the end of June. In contrast, intermediate- and long-term interest rates declined substantially—to levels well below the 5.25% fed funds rate—as moderating economic growth and inflation raised investors’ hopes that the central bank would soon lower short-term rates. This unusual phenomenon of long-term rates being lower than short-term rates (the opposite is more typical, as investors usually demand a greater return for tying up their money longer) is known as an inversion of the Treasury yield curve and is historically a harbinger of an economic slowdown.

MARKET NEWS

The federal government’s budget deficit for the fiscal year ended September 30, 2006, was approximately $248 billion, well below earlier estimates and the record-setting $413 billion deficit in fiscal 2004, thanks to strong tax revenues stemming from continued economic growth. For the 2007 fiscal year, the Congressional Budget Office is currently projecting a deficit of $286 billion versus about $339 billion from the White House’s Office of Management and Budget.

As a result of the declining deficit, the Treasury Department’s borrowing needs have been less than expected in recent quarters. Issuance of Treasury securities in the first quarter of 2007 is expected to be very high, however, in part because of the government’s plans to initiate quarterly auctions of 30-year bonds starting in February to increase the liquidity of this market segment.

PORTFOLIO REVIEW

U.S. Treasury Money Fund
Your fund returned 2.24% and 4.15% for the 6- and 12-month periods ended November 30, 2006, respectively. As shown in the Performance Comparison table, the fund surpassed its Lipper benchmark in both periods.

The fund’s longer-term performance relative to its peers has also been favorable. Lipper ranked the fund in the top 21% of the Lipper U.S. Treasury money market funds universe for the five-year period ended November 30, 2006. Lipper also ranked the fund in the top 26% of that universe for the 3- and 10-year periods ended November 30. (Based on cumulative total return, Lipper ranked the U.S. Treasury Money Fund 30 out of 86, 21 out of 80, 15 out of 73, and 14 out of 53 funds for the 1-, 3-, 5-, and 10-year periods ended November 30, 2006, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

The fund maintained a defensive maturity posture throughout the past six months by being approximately five to 10 days shorter than the average U.S. Treasury money market fund. The main reason for this strategy was that the money market had priced in Fed rate cuts of at least 50 basis points (0.50%), which we did not believe would happen. In fact, we thought that the Fed would need to resume raising short-term rates sometime over the next six months. We did not have to give up any income to remain defensive because longer-term Treasury bills offered no additional yield over shorter T-bills for most of the past six months. Generally, securities with three-month maturities have offered the highest rates available among short-term issues.

Our primary concerns in the last six months, as always, were to protect the principal and to preserve liquidity for our shareholders. To help us accomplish this, we structured the portfolio like a “ladder” by owning mostly T-bills that were scheduled to mature in each of the following four weeks. Treasury bills mature once a week, while Treasury coupons mature only twice a month.

Treasury bills have no credit risk because they are backed by the full faith and credit of the U.S. government, but their yields are actually more volatile than those of other money market instruments due to fluctuations in supply and demand. For example, the Treasury is currently reducing the size of its weekly bill auctions, and demand has picked up because other investment managers want to have T-bills on their books at year-end—a practice often called “window dressing.” As we write this report, one-month T-bill yields are 50 basis points (0.50%) below the current 5.25% fed funds target rate, but two to three weeks ago, one-month T-bills were only 10 basis points below the fed funds rate. We believe this yield volatility will persist through the middle of January 2007.

Now that the Federal Reserve has paused and considers monetary policy in a neutral range, further actions will be dependent on data about the strength of the economy or the outlook for inflation and expectations. Economic growth has slowed due to a weaker housing market, higher energy prices, and the lagged effects of higher short-term interest rates. However, with job growth strong and inflation above the Fed’s comfort zone, we believe that the next move by the central bank may be to raise short-term interest rates. In this environment, money market funds should remain attractive because of their ability to pass higher interest rates through to shareholders, especially when compared to a bank product, which has an administered (or predetermined) interest rate.

U.S. Treasury Intermediate Fund
Your fund produced a strong return of 5.61% in the first half of our fiscal year and a slightly milder 4.48% gain in the 12-month period ended November 30, 2006. Fund performance in the last six months reflected $0.11 dividend income and an $0.18 increase in the net asset value (NAV). For the one-year period, the fund earned dividends totaling $0.20, while its NAV rose $0.02, from $5.30 to $5.32.

As shown in the Performance Comparison table on page 5, the fund slightly lagged its Lehman benchmark in both periods. The fund also trailed its Lipper peer group average, particularly in the last six months, because longer-term Treasury funds—which have a substantial representation in the Lipper benchmark—outperformed shorter-term Treasury portfolios as bond yields declined. However, the fund’s allocations to longer-term government securities helped our performance since the end of May.

At the beginning of our fiscal year, interest rates seemed likely to continue rising, so we kept the portfolio’s duration stance slightly defensive (i.e., lower than our benchmark) to limit possible losses. (Duration is a measure of a bond fund’s sensitivity to interest rate fluctuations, and bond prices fall when interest rates rise.) As the Fed stopped raising short-term rates and as it became clear that the central bank would keep rates steady for some time while assessing prospects for the economy and inflation, we increased the portfolio’s duration so that it was more in line with our Lehman benchmark.

Treasury inflation protected securities (TIPS), which are indexed to inflation (as measured by the consumer price index, or CPI), underperformed conventional Treasuries during our reporting period, as the sharp decline in energy prices in the third quarter contributed to a significant drop in headline inflation. We reduced the fund’s exposure to TIPS prior to the largest declines in energy prices, but our remaining positions detracted from our performance. We modestly increased our TIPS allocation in the latter part of our reporting period as TIPS continued to lag.

During the last six months, we increased our allocation to GNMA mortgage-backed securities, which performed very well in the first half of our fiscal year, benefiting from relative interest rate stability. (Sharp changes in interest rates tend to hurt the performance of mortgages.) When the Fed decided to stop raising rates, interest rate volatility decreased, which further richened mortgage valuations. Foreign demand for mortgage-backed securities was also supportive.

With long-term rates well below short-term rates, the bond market currently anticipates that the Fed will begin cutting the fed funds target rate sometime in the first half of 2007. If and when the Fed takes that action, the Treasury yield curve should steepen, and intermediate-term securities would likely outperform longer-term issues. In the meantime, we will maintain our GNMA allocation if rates generally remain range bound. Also, we will treat our TIPS allocation tactically and adjust our exposure based on valuations and seasonal trends because the Fed will not begin easing monetary policy until central bank officials firmly believe the inflation environment is benign.

U.S. Treasury Long-Term Fund
Your fund produced an excellent 9.81% return in the first half of our fiscal year and a less robust 5.72% gain in the 12-month period ended November 30, 2006. Fund performance in the last six months represents dividends totaling $0.27 per share and an $0.80 increase in the fund’s net asset value (NAV). For the one-year period, the fund earned $0.52 dividend income, but its NAV increased only $0.04, from $11.74 to $11.78.

The fund outpaced its Lipper peer group average in both periods, thanks to our strong relative performance in the last six months. The Lipper benchmark includes longer- and shorter-term Treasury portfolios; our emphasis on long-term Treasuries, which substantially outperformed shorter-term issues in the last six months, gave us a significant performance advantage. However, the fund trailed its Lehman benchmark in both time frames, as shown in the Performance Comparison table.

As long-term interest rates fell well below the 5.25% fed funds target rate in the last six months—for example, the 30-year Treasury yield dipped as low as 4.55% —we kept the portfolio’s duration mostly in line with that of the Lehman benchmark. (Duration is a measure of a bond fund’s sensitivity to interest rate fluctuations.) This helped fund performance stay close to that of the Lehman benchmark in the first half of our fiscal year.

Treasury inflation protected securities (TIPS), which are indexed to the consumer price index (CPI), have struggled to distinguish themselves in the wake of a hawkish Fed and a major correction in the energy markets during the summer. Both factors contributed to TIPS’ underperformance relative to nominal Treasury securities. We reduced the fund’s exposure to TIPS before they began trailing conventional Treasuries in the fall, but the 10- and 20-year TIPS we retained hindered our performance. We modestly increased our TIPS allocation in the latter part of our reporting period as TIPS continued to lag.

As with the U.S. Treasury Intermediate Fund, we increased our allocation to GNMA mortgage-backed securities in the last six months. These securities performed very well, benefiting from relative interest rate stability. (Sharp changes in interest rates tend to hurt the performance of mortgages.) When the Fed decided to stop raising rates, interest rate volatility decreased, which further richened mortgage valuations. Foreign demand for mortgage-backed securities was also supportive.

The Federal Reserve seems prepared to keep short-term rates steady while the economy absorbs further adjustments to the housing and manufacturing sectors. Strong global growth, a steady labor market, and a healthy service sector should keep the U.S. economic engine chugging along, albeit at a slow pace. Stubbornly high “core” inflation (which excludes food and energy prices) also makes it unlikely that the Fed will reverse course and lower rates anytime soon. On the other hand, the housing market downturn is keeping bond investors and consumers on edge.

In this environment, we believe interest rates will remain range bound until a clearer economic picture emerges, and we plan to maintain our GNMA allocation. Concerns about further deterioration within the sub-prime mortgage sector may support GNMAs, as investors may be more comfortable owning securities with very high credit quality. Also, we will treat our TIPS allocation tactically and adjust our exposure based on valuations and seasonal trends.

Investors have yet to decide whether pension fund reforms will increase demand for longer-duration fixed-income securities. Such reforms have the potential to boost demand for longer-maturity U.S. Treasuries and STRIPS (Separate Trading of Registered Interest and Principal Securities). STRIPS are Treasury securities whose semiannual interest coupons have been “stripped” away by a broker-dealer or an investment bank, leaving the bond to trade separately. Like a zero-coupon bond, it is purchased at a deep discount, and its owner receives payment of principal at maturity.

OUTLOOK

This year’s economic slowdown seems to be evolving into a “soft landing”—a period of below-average growth during an economic expansion that allows inflation and interest rates to ease but does not result in a recession. We believe that the economy will demonstrate renewed economic vigor in the second half of 2007.

Although inflation is currently low by historical standards, it has been rising. The Fed’s monetary policy is not as stimulative as before, but financial conditions remain relatively accommodative, and the central bank is prepared to raise rates again, if necessary, in an effort to contain any mounting inflationary pressures. At present, we expect little or no Fed easing in 2007.

In the near term, money market investors who value principal stability and liquidity more than income are likely to continue benefiting from the highest Treasury bill yields in five years. Investors in longer-term Treasury bonds have enjoyed strong gains from bond price appreciation in recent months, but those gains may not be sustained if interest rates rise in response to a pickup in economic growth and/or inflation in the months ahead. Still, the potential for price appreciation makes intermediate- and long-term Treasuries attractive for investors who seek income from securities with the highest possible credit quality and are willing to accept some price fluctuations.

Thank you for investing with T. Rowe Price. We will continue to watch economic and fixed-income market conditions closely and attempt to position the U.S. Treasury Funds to benefit from prevailing trends.

Respectfully submitted,

James M. McDonald
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Cheryl A. Mickel
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Long-Term Fund

December 15, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

Funds that invest in fixed-income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lehman Brothers U.S. Treasury 4-10 Year Index: An index that includes all Treasuries in the Lehman Brothers U.S. Aggregate Index that mature in four to 10 years.

Lehman Brothers U.S. Treasury Long Index: An index that includes all Treasuries in the Lehman Brothers U.S. Aggregate Index that mature in 10 years or more.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI).

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Amounts in 000s)

U.S. TREASURY OBLIGATIONS 99.7%

	$ Par	Value
U.S. Treasury Obligations 99.7%		
U.S. Treasury Bill, 4.75%, 12/21/06	50,000	49,868
U.S. Treasury Bill, 5.00%, 12/28/06	71,000	70,734
U.S. Treasury Bill, 5.013%, 12/28/06	1,000	996
U.S. Treasury Bill, 5.015%, 12/28/06	1,000	996
U.S. Treasury Bill, 5.031%, 12/7/06	2,667	2,665
U.S. Treasury Bill, 5.05%, 12/7/06	9,073	9,065
U.S. Treasury Bill, 5.053%, 12/28/06	3,000	2,989
U.S. Treasury Bill, 5.09%, 12/14/06	3,000	2,994
U.S. Treasury Bill, 5.092%, 12/14/06	1,000	998
U.S. Treasury Bill, 5.112%, 12/7/06	97,000	96,917
U.S. Treasury Bill, 5.12%, 12/14/06	25,000	24,954
U.S. Treasury Bill, 5.133%, 12/14/06	12,000	11,978
U.S. Treasury Bill, 5.146%, 12/14/06	100,000	99,814
U.S. Treasury Bill, 5.153%, 12/14/06	4,000	3,993
U.S. Treasury Bill, 5.16%, 12/21/06	100,000	99,713
U.S. Treasury Bill, 5.163%, 12/28/06	25,000	24,903
U.S. Treasury Bill, 5.17%, 12/28/06	94,000	93,636
U.S. Treasury Notes, 2.25%, 2/15/07	100,000	99,415
U.S. Treasury Notes, 3.125%, 1/31/07	50,000	49,826
U.S. Treasury Notes, 3.125%, 5/15/07	50,000	49,569
U.S. Treasury Notes, 3.375%, 2/28/07	50,000	49,788
U.S. Treasury Notes, 3.625%, 4/30/07	50,000	49,709
U.S. Treasury Notes, 6.125%, 8/15/07	50,000	50,388
Total U.S. Treasury Obligations (Cost $945,908)		945,908
Total Investments in Securities		
99.7% of Net Assets (Cost $945,908)		**$ 945,908**

† Denominated in U.S. dollars unless otherwise noted

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Money Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on June 28, 1982. The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact on the fund from FIN 48, which is effective for the fund’s fiscal year beginning June 1, 2007.

In September 2006, the Financial Accounting Standards Board (“FASB”) released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning June 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2006. At November 30, 2006, the cost of investments for federal income tax purposes was $945,908,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. At November 30, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2006, expenses incurred pursuant to these service agreements were $32,000 for Price Associates, $336,000 for T. Rowe Price Services, Inc., and $216,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	January 16, 2007